UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

Acrivon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41551	82-5125532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Suite 100
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 207-8979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACRV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement

On February 18, 2026, Acrivon Therapeutics, Inc. (the “Company”) announced the completion and certification of its internally, wholly-owned and operated Clinical Laboratory Improvement Amendment (CLIA) certified laboratory, located on premises in Watertown, Massachusetts. With these in-house capabilities, on February 25, 2026, the Company and Akoya Biosciences, (“Akoya”) a wholly owned subsidiary of Quanterix Corporation (“Quanterix”), entered into a Termination and Transition Agreement pursuant to which they have mutually agreed to terminate (the “termination”) the OncoSignature Companion Diagnostic Agreement, dated June 17, 2022, by and between the Company and Akoya. The termination does not involve any financial payments from or to any of the parties to such agreement. Quanterix and Acrivon have agreed to a transition plan to ensure all applicable procedures, materials and know-how related to Akoya’s previous ACR-368 OncoSignature related testing and development activities are transferred to Acrivon. Acrivon will transition ACR-368 OncoSignature testing to its newly launched, fully certified, internal CLIA laboratory. By bringing CLIA operations and laboratory resources in-house, Acrivon believes that it has gained enhanced capabilities and efficiencies to support the development of its current and future targeted therapeutic agents. This includes full control over the identification of predictive biomarkers, the development of companion diagnostics, indication finding, and the streamlining of potential co-regulatory approvals and co-commercialization of therapeutic and diagnostic products. As part of the termination, during the transfer of clinical testing to Acrivon’s CLIA laboratory, Quanterix is expected to continue to meet all ACR-368 OncoSignature clinical testing requirements to support Acrivon’s ongoing registrational-intent Phase 2b study. Effective immediately and as part of the termination, Acrivon has ensured full development and commercialization rights to its proprietary ACR-368 OncoSignature test.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acrivon Therapeutics, Inc.

Date: March 2, 2026	By:	/s/ Peter Blume-Jensen
	Name: Title:	Peter Blume-Jensen, M.D., Ph.D. Chief Executive Officer and President